Net trading income	12 Months Ended
Dec. 31, 2018
Net trading income
Net trading income

The notes included in this section focus on the results and performance of the Barclays Bank Group. Information on the segmental performance, income generated, expenditure incurred, tax, and dividends are included here. For further detail on performance, please see Strategic Report on page 00.

	2018	2017	2016
	£m	£m	£m
Net gains from financial instruments held for trading	3,101	2,280	2,371
Net gains from financial instruments designated at fair value	259	1,116	380
Net gains from financial instruments mandatorily at fair value	1,004	-	-
Own credit losses [a]	-	-	(35)
Net trading income	4,364	3,396	2,716